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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 7, 2006

                         DOCUMENT SECURITY SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             NEW YORK                       0-14621              16-1229730
  (STATE OR OTHER JURISDICTION OF         (COMMISSION          (IRS EMPLOYER
          INCORPORATION)                  FILE NUMBER)       IDENTIFICATION NO.)



     FIRST FEDERAL PLAZA, SUITE 1525
           28 EAST MAIN STREET
              ROCHESTER, NY                                         14614
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


       Registrant's telephone number, including area code: (585) 325-3610


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
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|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 7, 2006, Document Security Systems, Inc. ("DSSI"), through its wholly owned subsidiary P3 Acquisition Sub, Inc., entered into and consummated an Asset Purchase Agreement and thereby acquired substantially all of the assets of Plastic Printing Professionals, Inc. ("P3") from P3 for $1.25 million in cash, 18,704 shares of the DSSI's common stock and the assumption of certain liabilities. The cash portion of the purchase price was paid using DSSI's cash on hand. Michael Caulley and Jaeson Caulley have each signed multi-year agreements to remain in their management roles of President and V.P. Plastics Technologies, respectively. P3 is a security printer specializing in plastic cards containing security technologies. P3 has 25 employees and had sales of approximately $2.6 million in 2005. The assets purchased generally include the seller's right, title and interest in and to, substantially all of the assets of P3 and specifically include the following assets of P3:

   o  Cash on hand or in the bank as well as cash equivalents;

   o  Trade and accounts receivable;

   o  Inventory;

   o  Tangible personal property including machinery and equipment;

   o  Customer lists;

   o  Leaseholds;

   o Rights, title and interest in and to all contracts, agreements, purchase orders licenses, and leases to which P3 is a party;

   o Rights, title and interest of P3 in and to copyrights, trademarks, service marks, trade names, logos, EPA Registrations;

   o  Know-how, trade secrets, technology, software and production;

   o Approvals, consents, licenses, permits, waivers or other authorizations issued, granted, given or otherwise made available under the authority of any government or political subdivision thereof or any executive, judicial, legislative, regulatory or administrative agency, authority or office;

   o Engineering and production reports, consulting reports, health and safety data (including data in support of EPA Registration) marketing data and reports, forecasts, DacEasy billing data, product catalogues, technical equipment information and specifications, mailing lists, vendor and supplier lists, customer lists and any other similar information in tangible and/or electronic form;

   o Goodwill in and going concern value of the Business, including the right to use the name "Plastic Printing Professionals" and "P3" and any variations thereof, and any goodwill related thereto;

   o All other rights, interests, assets and items of property, real or personal, tangible or intangible, owned, used by or accruing to the benefit of Seller or necessary or desirable to enable Buyer to continue the Business substantially as conducted by Seller immediately before the closing date;

   o  All rights of P3 in its Patent Application.

   o  P3's working capital as it existed on the closing date.

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A copy of the press release announcing the acquisition is attached as Exhibit
99.1 and is incorporated by reference into this Item 1.01.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information required by this Item is contained in Item 1.01 herein, which is incorporated herein by reference.




ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.       Document
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99.1              Press Release of the Registrant dated February 8, 2006.







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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 13, 2006
                                        DOCUMENT SECURITY SYSTEMS, INC.


                                        By:  /s/ Patrick A. White
                                             ----------------------------------
                                             Name:  Patrick A.White
                                             Title:   Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER             DESCRIPTION
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99.1               Press Release of the Registrant dated February 8, 2006.








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